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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                     Form 8-K


                                   Current Report
                         Pursuant to Section 13 or 15(d) of
                        The Securities Exchange Act of 1934


                        Date of Report: January 24 , 2006
                                        ------------------

                                    RPM Technologies, Inc.
             (Exact name of small business issuer as specified in its charter)

                              Commission File Number: 000-31291
                                                      ----------

        Delaware                                                36-4391958
   -----------------------                             ------------------------
  (State of incorporation)                             (IRS Employer ID Number)

                        24001 S. Western Avenue, Park Forest IL 60466
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                           (Address of principal executive offices)

                                     (708) 679-0002
                                      --------------
                                (Issuer's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 - Changes in Registrant's Certifying Accountant.

      (a) On December 7, 2005, S. W. Hatfield, CPA ("SWHCPA") of Dallas, Texas resigned as independent registered public accountant to RPM Technologies, Inc. (the "Company"). SWHCPA resigned as a result of the partner rotation rules and regulations of the U. S. Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002. The resignation of SWHCPA was disclosed in the Company's current report on Form 8-K for December 7, 2005 filed with the Securities and Exchange Commission on December 8, 2005.

      (b) The Company engaged Frank L. Sassetti & Co. on January 24, 2006 as the Company's independent registered public accountant.

Item 9.01 - Financial Statements and Exhibits.

      (a) Financial statements of business acquired.

          Not applicable.

      (b) Pro forma financial information.

          Not applicable.

      (c) Exhibits.

          Not applicable.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  RPM Technologies, Inc.

Date: January 27, 2006                             By:  /s/ Randy Zych
                                                        -------------------
                                                        Randy Zych
                                                        Chief Executive Officer